Fiscal 2011 Fourth Quarter and Full Year Financial Results Conference Call September 8, 2011 EXHIBIT 99.2

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the
Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.
When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,”
“will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-
to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted operating income, adjusted net income and adjusted income per share – basic and diluted are non-GAAP financial measures that exclude or add the effect of certain gains and charges, including imputing taxes at a 36% effective rate. Sparton believes that the presentation of non-GAAP financial information provides useful supplemental information to management and investors regarding financial and business trends relating to the Company’s financial results.
More detailed information, including period over period segment comparisons, non-GAAP reconciliation tables and the reasons management believes non-GAAP measures provide useful information to investors, is included in the Fiscal 2011 Fourth Quarter and Full Year Results press release and 8-K dated September 7, 2011.

• Fiscal 2011 Fourth Quarter and Full Year Consolidated Results
• 4 Quarter Segmented Operating Results
• Liquidity & Capital Resources
• Medical Financial Results by Location
• Colorado Financial Comparison
• Fiscal 2011 Growth Investment Summary
• Outlook
• Q & A
Today’s Agenda
Today’s Agenda
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Consolidated Financial Results
Consolidated Financial Results
Fiscal 2011 Fourth Quarter
Fiscal 2011 Fourth Quarter
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 36% effective rate)
(Adjusted)
2011 2010 2011 2010
Net Sales $    60,902 $    40,013 $    60,902 $    40,013 $  20,889
Gross Profit 10,393 5,507 10,393 5,507 4,886
17.1% 13.8% 17.1% 13.8%
Selling and Administrative Expense 5,176 4,188 5,176 4,188 (988)
8.5% 10.5% 8.5% 10.5%
Internal R&D Expense 546 - 546 - (546)
Restructuring and Impairment Charges 16,814 n/a n/a
Gain On Acquisition - -
n/a n/a
Gain On PP&E - (3,119) n/a n/a
Operating Income (Loss) (12,343) 2,256 4,471 1,092 3,379
-20.3% 5.6% 7.3% 2.7%
Income (Loss) Before Provision For (Benefit From) Income Tax (12,346) 2,209 4,468 1,045 3,423
Provision For (Benefit From) Income Taxes (11,619) 111 1,608 376 (1,232)
Net Income $        (727) $      2,098 $      2,860 $         669 $    2,191
-1.2% 5.2% 4.7% 1.7%
Income per Share, Basic and Diluted $       (0.07) $        0.21 $        0.28 $        0.07 $      0.21
Quarter ended June 30, Quarter ended June 30,
YoY
Variance
(Reported) (Adjusted)
1,955

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2011 Year End
Fiscal 2011 Year End
(Adjusted)
2011 2010 2011 2010
Net Sales $ 203,352 $ 173,977 $ 203,352 $ 173,977 $  29,375
Gross Profit 33,168 26,583 33,168 26,583 6,585
16.3% 15.3% 16.3% 15.3%
Selling and Administrative Expense 20,842 18,205 20,842 18,205 (2,637)
10.2% 10.5% 10.2% 10.5%
Internal R&D Expense 1,110 - 1,110 - (1,110)
Restructuring and Impairment Charges 16,891 4,076 n/a n/a
Gain On Acquisition (2,550) -
n/a n/a
Gain On PP&E (139) (3,119) n/a n/a
Operating Income (Loss) (3,829) 5,722 10,373 6,679 3,694
-1.9% 3.3% 5.1% 3.8%
Income (Loss) Before Provision For (Benefit From) Income Tax (3,943) 5,524 10,259 6,280 3,979
Provision For (Benefit From) Income Taxes (11,404) (1,916) 3,693 2,261 (1,432)
Net Income $      7,461 $      7,440 $      6,566 $      4,019 $    2,547
3.7% 4.3% 3.2% 2.3%
Income per Share, Basic and Diluted $        0.73 $        0.75 $        0.64 $        0.40 $      0.24
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 36% effective rate)
Fiscal
YoY
Variance
Fiscal
(Reported) (Adjusted)

Operating Results
Operating Results
Medical
Medical
SEGMENT FY11 % of Total FY10 % Change FY11 % of Total FY10 % Change
Medical $    27,956
46%
$    13,282
110%
$    98,028
48%
$    64,424
52%
Complex Systems 14,704
24%
12,420
18%
49,835
25%
57,423
-13%
DSS 22,594
37%
17,193
31%
69,720
34%
63,853
9%
Eliminations (4,352)
-7%
(2,882)
51%
(14,231)
-7%
(11,723)
21%
Totals $    60,902
100%
$    40,013
52%
$ 203,352
100%
$ 173,977
17%
SEGMENT FY11 GP %  FY10 GP %  FY11 GP %  FY10 GP %
Medical $       3,727
13%
$       1,732
13%
$    12,938
13%
$      8,603
13%
Complex Systems 1,815
12%
(216)
-2%
4,835
10%
2,133
4%
DSS 4,851
21%
3,991
23%
15,395
22%
15,847
25%
Totals $    10,393
17%
$       5,507
14%
$    33,168
16%
$    26,583
15%
($ in 000’s)
4th Quarter Sales
4th Quarter Gross Profit
Fiscal Year Sales
Fiscal Year Gross Profit

7 Operating Results Operating Results Complex Systems Complex Systems

Operating Results
Operating Results
Defense & Security Systems
Defense & Security Systems
SEGMENT FY11 % of Total FY10 % Change FY11 % of Total FY10 % Change
Medical $    27,956
46%
$    13,282
110%
$    98,028
48%
$    64,424
52%
Complex Systems 14,704
24%
12,420
18%
49,835
25%
57,423
-13%
DSS 22,594
37%
17,193
31%
69,720
34%
63,853
9%
Eliminations (4,352)
-7%
(2,882)
51%
(14,231)
-7%
(11,723)
21%
Totals $    60,902
100%
$    40,013
52%
$  203,352
100%
$  173,977
17%
SEGMENT FY11 GP %  FY10 GP %  FY11 GP %  FY10 GP %
Medical $       3,727
13%
$       1,732
13%
$    12,938
13%
$      8,603
13%
Complex Systems 1,815
12%
(216)
-2%
4,835
10%
2,133
4%
DSS 4,851
21%
3,991
23%
15,395
22%
15,847
25%
Totals $    10,393
17%
$       5,507
14%
$    33,168
16%
$    26,583
15%
($ in 000’s)
4th Quarter Sales
4th Quarter Gross Profit
Fiscal Year Sales
Fiscal Year Gross Profit

sparton
Empowering your Vision

50,000
25,000
0
Outstanding Debt ($ '000)
Debt:Equity Ratio
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
17,011
25,588
22,989
1,917
1,796
0.20
0.36
0.42
0.03
0.02
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000)
Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Cash and equivalents 30,589 27,281 29,941 26,119 24,550
LOC Availability 16,897 17,769 17,389 17,497 17,541
Total 47,486 45,050 47,330 43,616 42,091
($ in '000)
Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Credit Revolver -         -         -         -         -
Long Bank Term Debt -         -         -         -         -
Former Astro Owners -         -         -         -         -
IRB (Ohio) 1,917    1,887    1,856    1,826    1,796
Total 1,917    1,887    1,856    1,826    1,796
($ in '000)
Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Net Inventory 26,514 36,629 35,076 40,282 38,752
Cash Availability
Debt
Inventory

Medical
Medical
Financial Results by Location
Financial Results by Location
($ in 000’s)
Total Medical Colorado Strongsville Total Medical Colorado Strongsville
Net Sales $    27,956 $    14,229 $    13,727 $    98,028 $    42,320 $    55,708
Gross Profit 3,727 2,059 1,668 12,938 6,082 6,856
Gross Margin 13.3% 14.5% 12.2% 13.2% 14.4% 12.3%
1,994 1,110 884 6,362 3,235 3,127
Adjusted Operating Margin 7.1% 7.8% 6.4% 6.5% 7.6% 5.6%
*Adjusted for the exclusion of restructuring charges, gain on sale of acquisition and impairments of goodwill and intangible assets.
3 months ending June 30, 2011 Fiscal 2011
Adjusted Operating Income

Colorado Financial Comparison
Colorado Financial Comparison
($ in 000’s)
2011 2010 2011 2010
Colorado
Colorado Pro
Forma
Colorado Pro
Forma
Colorado Pro
Forma
Net Sales $    14,229 $      9,360 $    52,384 $    39,046
Gross Profit 2,059 510 6,957 1,364
Gross Margin 14.5% 5.4% 13.3% 3.5%
Gain on Acquisition - - 2,550 -
Operating Income (Loss) 1,080 (111) 5,490 (1,450)
Operating Margin 7.6% -1.2% 10.5% -3.7%
3 months ending June 30, Fiscal year
Note:
manufacturing businesses of Delphi Medical and Byers Peak as though the acquisitions had occurred as of July 1, 2009.
The above table summarizes, on a pro forma basis, the results of the operations of the acquired contract

Strategic M&A
sparton
Internal Research & Development (IP)
Targeted Business Development

Growth Investments
Growth Investments
Fiscal 2011 Summary
Fiscal 2011 Summary
Focus:
Use growth investments to achieve sustainable year-over-year revenue and profit increases and to further place protective barriers around Sparton.
Supported by market research &
go-to-market programs
• Delphi Medical Systems on August 6, 2010
• Byers Peak on March 4, 2011
• Added 7 business development managers
and ancillary support staff
• Implemented a new business development
process
• Won 26 new programs that were
4.5% of FY11 sales (will be 9.1%
of the FY12 sales plan)
• 11 brand new customers
• Developed the new gyro-enhanced digital
compass (GEDC-6) for a FY12 launch
• Repackaged the hydrophone as
the PHOD-1 for a FY12 launch
• New logo, font, and tagline
• Rebuilt website & micro-sites
• New marketing collateral
• New trade show booth

• Focus on sustained profitability
– Continue margin improvements in Complex Systems
• Targeted gross margin range adjusted up to 7%-10%
– Backfill Strongsville revenue losses with new business
– Offset reduced U.S. Navy sonobuoy contracts with foreign sonobuoy sales
– Continue improvements in operating performance through lean and quality efforts
• Implementation of the strategic growth plan
– Continue refining the new business development process to increase the new business opportunity funnel and win more new business
– Continue to target the right trade show venues
– Continue to invest in internal R&D for new product introductions
– Challenge the technical staff to develop new & innovative ideas
– Continue to look at complementary and compatible acquisitions
• Continue to attend Investor Conferences and maintain an Investor Relations road show schedule to visit new and existing investors on a regular basis
Fiscal 2012 Outlook
Fiscal 2012 Outlook

14 Q & A